EXHIBIT 99.3


                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated April 27, 2005.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  March 17, 2006

                              BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                              By:   Barington Companies Investors, LLC,
                                    its general partner

                              By:   /s/ James A. Mitarotonda
                                    -----------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member


                              BARINGTON COMPANIES INVESTORS, LLC

                              By:   /s/ James A. Mitarotonda
                                    ----------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member

                              /s/ James A. Mitarotonda
                              ----------------------------------------------
                              James A. Mitarotonda


                              BARINGTON COMPANIES OFFSHORE FUND, LTD.
                              (BVI)

                              By:   /s/ James A. Mitarotonda
                                    ---------------------------------------
                              Name:  James A. Mitarotonda
                              Title: President


                              BARINGTON INVESTMENTS, L.P.
                              By:   Barington Companies Advisors, LLC, its
                                    general partner

                              By: /s/ James A. Mitarotonda
                                  ----------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Authorized Signatory

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                              BARINGTON COMPANIES ADVISORS, LLC

                              By:   /s/ James A. Mitarotonda
                                    -------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Authorized Signatory


                              BARINGTON CAPITAL GROUP, L.P.
                              By:   LNA Capital Corp., its general partner

                              By:   /s/ James A. Mitarotonda
                                    -------------------------------------
                              Name:  James A. Mitarotonda
                              Title: President and CEO


                              LNA CAPITAL CORP.

                              By:   /s/ James A. Mitarotonda
                                    ------------------------------------
                              Name:  James A. Mitarotonda
                              Title: President and CEO


                              PARCHE, LLC
                              By:   Admiral Advisors, LLC, its managing member


                              STARBOARD VALUE & OPPORTUNITY FUND, LLC
                              By:   Admiral Advisors, LLC, its managing member


                              ADMIRAL ADVISORS, LLC
                              By:   Ramius Capital Group, LLC its sole member


                              RAMIUS CAPITAL GROUP, LLC
                              By:   C4S & Co., LLC, its Managing Member

                              C4S & CO., LLC

                              By:   /s/ Jeffrey M. Solomon
                                    -----------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Authorized Signatory

                              /s/ Jeffrey M. Solomon
                              ----------------------------------------------
                              Jeffrey M. Solomon, individually and as
                              attorney-in-fact for Peter A. Cohen,
                              Morgan B. Stark, and Thomas W. Strauss


                              MILLENCO, L.P.
                              By:   Millennium Management, L.L.C., its
                                    general partner

                              By:   /s/ Terry Feeney
                                    -----------------------------------------
                              Name:  Terry Feeney
                              Title: Chief Operating Officer


                              MILLENNIUM MANAGEMENT, L.L.C.

                              By:   /s/ Terry Feeney
                                    ----------------------------------------
                              Name:  Terry Feeney
                              Title: Chief Operating Officer

                              /s/ Israel A. Englander
                              ---------------------------------------------
                              Israel A. Englander


                              RJG CAPITAL PARTNERS, L.P.

                              By:   RJG Capital Management, LLC, its general
                                    partner

                              By: /s/ Ronald J. Gross
                                  ---------------------------------------
                              Name: Ronald J. Gross
                              Title:   Managing Member


                              RJG CAPITAL MANAGEMENT, LLC


                              By: /s/ Ronald J. Gross
                                  --------------------------------------
                              Name:  Ronald J. Gross
                              Title: Managing Member


                              /s/ Ronald J. Gross
                              -----------------------------------------
                              Ronald J. Gross